                                                                  EXHIBIT 99 (b)
                             HARBINGER CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                             December 31, 1995
                                               ------------------------------------------------------------------------------------
                                                 Historical                                   Historical
                                               --------------    Pro Forma       Pro Forma    ----------   Pro Forma    Pro Forma
                                               Company   NTEX   Adjustments     Consolidated    INOVIS    Adjustments  Consolidated
                                               -------   ----   -----------     ------------    ------    -----------  ------------
                                                              (in thousands, except for share and per share data)
ASSETS                                                    (2)                                  (6)
Current Assets:
    Cash and cash equivalents                  $11,918    $  0   (3,195)(1)       $ 8,723      $    2    (1,409)(5)     $ 7,316
    Accounts receivable, net                     5,624     659                      6,283         597                     6,880
    Royalty receivable                           1,382       0                      1,382           0                     1,382
    Deferred income taxes                          999       0                        999           0                       999
    Due from joint venture                         566       0                        566           0                       566
    Other current assets                           283      81                        364          69                       433
                                               -------    ----                    -------      ------                   -------
        Total current assets                    20,772     740                     18,317         668                    17,576
                                               -------    ----                    -------      ------                   -------

Property and equipment, net                      3,772      91                      3,863           0                     3,863
Investments in joint ventures                    7,480       0                      7,480         314                     7,794
Investment in subsidiary and related co.             0       0                          0          50                        50
Intangible assets, net                           6,298       0    7,094 (1)         8,943           0     4,936 (5)      10,579
                                                                 (4,449)(1)                              (3,300)(5)
Deferred income taxes                            1,938       0                      1,938           0                     1,938
                                               -------    ----                    -------      ------                   -------
                                               $40,260    $831                    $40,541      $1,032                   $41,800
                                               =======    ====                    =======      ======                   =======

                                                           December 31, 1995
                                                 ----------------------------------------
                                                 Historical   Pro Forma       Pro Forma
                                                 --------------------------------------
                                                    HNV      Adjustments     Consolidated
                                                    ---      -----------     ------------
                                               (in thousands, except for share and per share data)
ASSETS                                             (10)
Current Assets:
    Cash and cash equivalents                      $  940                     $ 8,256
    Accounts receivable, net                           31                       6,911
    Royalty receivable                                  0                       1,382
    Deferred income taxes                               0                         999
    Due from joint venture                              0                         566
    Other current assets                              111                         544
                                                   ------                     -------
        Total current assets                        1,082                      18,658
                                                   ------                     -------
Property and equipment, net                            84                       3,947
Investments in joint ventures                           0       (69) (9)        7,725
Investment in subsidiary and related co.                0                          50
Intangible assets, net                                  0       595  (9)       10,874
                                                               (300) (9)
Deferred income taxes                                   0                       1,938
                                                   ------                     -------
                                                   $1,166                     $43,192
                                                   ======                     =======

                             HARBINGER CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                            December 31, 1995
                                               -----------------------------------------------------------------------------------
                                                 Historical                                  Historical
                                               -------------      Pro Forma     Pro Forma    ----------  Pro Forma     Pro Forma
                                               Company  NTEX      Adjustments  Consolidated    INOVIS    Adjustments  Consolidated
                                               -------  ----      -----------  ------------    ------    -----------  ------------
                                                                      (in thousands, except per share data)
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                           $ 1,335  $  638                    $ 1,973      $   41                   $ 2,014
    Accrued expenses                             2,759     490      650 (1)         3,899         309       650 (5)       4,858
    Deferred revenues                            2,358     473                      2,831          16                     2,847
    Payable due to acquisitions                      0       0                          0           0       557 (5)         557
    Line of credit/Debt                              0   1,175                      1,175         464                     1,639
                                               -------  ------                    -------      ------                   -------
        Total current liabilities                6,452   2,776                      9,878         830                    11,915
                                               -------  ------                    -------      ------                   -------
Redeemable preferred stock:
    Zero Coupon, $1.00 redemption value;
        4,000,000 issued                             0       0                          0           0                         0

Puttable common stock:
    $0.0001 par value; 550,000 issued            4,675       0                      4,675           0                     4,675

Shareholders' equity:
    Preferred stock;  250,000 issued             2,485                              2,485                                 2,485
    Common stock; 9,941,430 issued                   1     328     (328)(1)             1           0         0 (5)           1
    Additional paid in capital                  32,201   5,325   (5,325)(1)        33,505         309      (309)(5)      36,027
                                                                  1,304 (1)                               2,522 (5)
    Accumulated deficit                         (5,554) (7,598)   7,598 (1)       (10,003)       (107)      107 (5)     (13,303)
                                                                 (4,449)(1)                              (3,300)(5)
                                               -------  ------                    -------      ------                   -------
        Total shareholders' equity              29,133  (1,945)                    25,988         202                    25,210
                                               -------  ------                    -------      ------                   -------
                                               $40,260  $  831                    $40,541      $1,032                   $41,800
                                               =======  ======                    =======      ======                   =======
                                                              December 31, 1995
                                                    --------------------------------------
                                                    Historical
                                                    ----------   Pro Forma     Pro Forma
                                                       HNV      Adjustments   Consolidated
                                                       ---      -----------   ------------
                                                  (in thousands, except per share data)
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                 $  537                     $ 2,551
    Accrued expenses                                    225       250  (9)        5,333
    Deferred revenues                                     0                       2,847
    Payable due to acquisitions                           0                         557
    Line of credit/Debt                                   0                       1,639
                                                     ------                     -------
        Total current liabilities                       762                      12,927
                                                     ------                     -------
Redeemable preferred stock:
    Zero Coupon, $1.00 redemption value;
        4,000,000 issued                                  0                           0

Puttable common stock:
    $0.0001 par value; 550,000 issued                     0                       4,675

Shareholders' equity:
    Preferred stock;  250,000 issued                                              2,485
    Common stock; 9,941,430 issued                    1,797    (1,797) (9)            1
    Additional paid in capital                        1,504    (1,504) (9)       36,695
                                                                  668  (9)
    Accumulated deficit                              (2,897)    2,897  (9)      (13,591)
                                                                 (300) (9)
                                                                   12  (9)
                                                     ------                     -------
        Total shareholders' equity                      404                      25,590
                                                     ------                     -------
                                                     $1,166                     $43,192
                                                     ======                     =======

                             HARBINGER CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                        Twelve Months Ended December 31, 1995
                                               -----------------------------------------------------------------------------------
                                                 Historical                                   Historical
                                               --------------      Pro Forma     Pro Forma    ----------  Pro Forma     Pro Forma
                                               Company   NTEX     Adjustments  Consolidated    INOVIS    Adjustments  Consolidated
                                               -------   ----     -----------  ------------    ------    -----------  ------------
                                                                   (in thousands, except per share data)
                                                        (2)                                    (6)
Revenues:
    Services and other                         $16,418  $2,426                    $18,844      $2,435                   $21,279
    Software                                     6,699     126                      6,825         524                     7,349
                                               -------  ------                    -------      ------                   -------
        Total revenues                          23,117   2,552                     25,669       2,959                    28,628
                                               -------  ------                    -------      ------                   -------
Direct costs:
    Services and other                           4,323     734                      5,057         907                     5,964
    Software                                     1,349       6                      1,355          35                     1,390
                                               -------  ------                    -------      ------                   -------
        Total direct costs                       5,672     740                      6,412         942                     7,354
                                               -------  ------                    -------      ------                   -------
Gross margin                                    17,445   1,812                     19,257       2,017                    21,274
                                               -------  ------                    -------      ------                   -------
Operating costs:
    Selling and marketing                        4,875     484                      5,359         712                     6,071
    General and administrative                   4,832   1,154                      5,986         588                     6,574
    Depreciation and amortization                  794      40      312 (3)         1,146         437       294 (7)       1,877
    Product development                          3,809     436                      4,245         178                     4,423
                                               -------  ------                    -------      ------                   -------
        Total operating costs                   14,310   2,114                     16,736       1,915                    18,945
                                               -------  ------                    -------      ------                   -------
        Operating income (loss)                  3,135    (302)                     2,521         102                     2,329
Interest expense (income), net                     (65)      0      256 (4)           191          33       157 (8)         381
Equity in losses of joint venture                1,266       0                      1,266           0                     1,266
Foreign Currency exchange loss                       0       0                          0           0                         0
                                               -------  ------                    -------      ------                   -------
Income (loss) before income tax expense          1,934    (302)                     1,064          69                       682
Income tax expense                                 687      99                        786          89                       875
                                               -------  ------                    -------      ------                   -------
Net income (loss)                                1,247    (401)                       278         (20)                     (193)
Preferred stock dividends                         (199)      0                       (199)          0                      (199)
                                               -------  ------                    -------      ------                   -------
Net income (loss) applicable
    to common shareholders                     $ 1,048  $ (401)                   $    79      $  (20)                  $  (392)
                                               =======  ======                    =======      ======                   =======
Net income (loss) per share of common stock    $  0.12                            $  0.01                               $ (0.05)
                                               =======                            =======                               =======
Weighted average common and common
    equivalent shares outstanding                8,932                              9,004                                 8,545
                                               =======                            =======                               =======

                                                   Twelve Months Ended December 31, 1995
                                                  ---------------------------------------
                                                  Historical
                                                  ----------    Pro Forma     Pro Forma
                                                      HNV      Adjustments   Consolidated
                                                      ---      -----------   ------------
                                                  (in thousands, except per share data)
                                                   (10)
Revenues:
    Services and other                             $    50                     $21,329
    Software                                             0                       7,349
                                                   -------                     -------
        Total revenues                                  50                      28,678
                                                   -------                     -------
Direct costs:
    Services and other                                  91                       6,055
    Software                                             0                       1,390
                                                   -------                     -------
        Total direct costs                              91                       7,445
                                                   -------                     -------
Gross margin                                           (41)                     21,233
                                                   -------                     -------
Operating costs:
    Selling and marketing                               48                       6,119
    General and administrative                       1,417                       7,991
    Depreciation and amortization                       26        30 (11)        1,933
    Product development                                 25                       4,448
                                                   -------                     -------
        Total operating costs                        1,516                      20,491
                                                   -------                     -------
        Operating income (loss)                     (1,557)                        742
Interest expense (income), net                         (30)                        351
Equity in losses of joint venture                        0      (313) (9)          953
Foreign Currency exchange loss                          73                          73
                                                   -------                     -------
Income (loss) before income tax expense             (1,600)                       (635)
Income tax expense                                       0                         875
                                                   -------                     -------
Net income (loss)                                   (1,600)                     (1,510)
Preferred stock dividends                                0                        (199)
                                                   -------                     -------
Net income (loss) applicable
    to common shareholders                         $(1,600)                    $(1,709)
                                                   =======                     =======
Net income (loss) per share of common stock                                    $ (0.20)
                                                                               =======
Weighted average common and common
    equivalent shares outstanding                                                8,584
                                                                               =======


    The Company charged $8,149,000 to its historical statement of operations in the period ended March 31, 1996 resulting from a valuation of acquired in-process product development costs associated with the acquisitions.
    This non-recurring charge was directly attributable to the transactions and is not included in this pro forma statement.

                             HARBINGER CORPORATION

              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS


     Effective March 31, 1996, Harbinger ("the Company") acquired the remaining common stock of Harbinger N.V. ("HNV"), a Dutch corporation based in Hoofddorp, The Netherlands for the issuance of 38,710 shares of the Company's common stock at a price of $17.25 per share. The company recorded the acquisition, which was completed on April 20 1996, using the purchase method of accounting with $300,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996.

     Effective March 31, 1996, Harbinger ("the Company") acquired all of the shares of INOVIS GmbH & Co. ("INOVIS"), a German partnership based in Karlsruhe, Germany for $1,409,000 in cash, $557,000 note payable, the issuance of 140,184 shares of the Company's common stock at a price of $17.25 per share and warrants to purchase up to 20,000 shares of the Company's stock. The company recorded the acquisition, which was completed on April 19, 1996, using the purchase method of accounting with $3,300,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996.


     Effective March 31, 1996, Harbinger ("the Company") acquired all of the common stock of NTEX Holding, B. V. ("NTEX"), a Dutch corporation based in Rotterdam, The Netherlands for $3,195,000 in cash, the issuance of 71,852 shares of the company's common stock at a price of $16.75 per share and warrants to purchase up to 12,500 shares of the Company's stock. The company recorded the acquisition, which was completed on April 4, 1996, using the purchase method of accounting with $4,449,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996.


     The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and the unaudited pro forma consolidated balance sheet as of December 31, 1995 illustrate the estimated effects of the acquisitions as if it had occurred as of the beginning of and for the period presented.


     The unaudited pro forma consolidated financial statements have been prepared using the purchase method of accounting, whereby the total cost of the acquisition is allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of such acquisition. For purposes of the unaudited pro forma consolidated financial statements, such allocations have been made based upon currently available information and management's estimates.


     The historical financial statements are derived from the audited financial statements of the Company for the year ended December 31, 1995, and the audited statements of HNV, INOVIS and NTEX as of and for December 31, 1995.


     The unaudited pro forma consolidated financial statements do not purport to represent what the results of operations or financial position of the company would actually have been if the acquisition had occurred on such dates or to project the results of operations for financial position of the Company for any future date or period. The unaudited pro forma consolidated financial statements should be read together with the Financial Statements and Notes thereto of the Company.

1) Reflects adjustments to record the acquisition of NTEX including the purchase price allocation. The purchase price of NTEX includes the payment of $3,195,000 in cash to the stockholders of NTEX and assumes certain other payments in Harbinger common stock and warrants in the amount of $1,304,000. The purchase price allocation reflects: (i) a $2,648,000 increase in goodwill and other intangibles; (ii) a $4,449,000 increase in the Company's accumulated deficit resulting from a valuation of in-process research and development, which was charged to the consolidated statement of operations on March 31, 1996; (iii) a provision of $650,000 for certain other liabilities; and (iv) the elimination of the historical equity accounts of NTEX.

2) Reflects the balance sheet of NTEX as of December 31, 1995 and the historical operating results for the year ended December 31, 1995.

3) Reflects an increase in amortization expense as a result of the acquisition of NTEX. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Software development costs are amortized on a product-by product basis at the greater of the amounts computed using (a) the ratio of current gross revenues for a product or enhancement to the total current and anticipated future gross revenues for that product or enhancement or (b) the straight-line method over the remaining estimated economic life of the product or enhancement, not to exceed five years.

4) Reflects interest expense on the cash payment of $3,195,000 to fund the NTEX acquisition at the prime rate (8%) for the period.

5) Reflects adjustments to record the acquisition of INOVIS including the purchase price allocation. The purchase price of INOVIS includes the payment of $1,409,000 in cash and $557,000 note payable to shareholders of INOVIS and assumes certain other payments in Harbinger common stock and warrants in the amount of $2,522,000. The purchase price allocation reflects: (i) a $1,536,000 increase in goodwill and other intangibles;
     (ii) a $3,300,000 increase in the Company's accumulated deficit resulting from a valuation of in-process research and development, which was charged to the consolidated statement of operations on March 31, 1996; (iii) a provision of $650,000 for certain other liabilities; and (iv) the elimination of the historical equity accounts of INOVIS.

6) Reflects the balance sheet of INOVIS as of December 31, 1995 and the historical operating results for the year ended December 31, 1995.

7) Reflects an increase in amortization expense as a result of the acquisition of INOVIS. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Software development costs are amortized on a product-by product basis at the greater of the amounts computed using (a) the ratio of current gross revenues for a product or enhancement to the total current and anticipated future gross revenues for that product or enhancement or (b) the straight-line method over the remaining estimated economic life of the product or enhancement, not to exceed five years.

8) Reflects interest expense on the cash payment of $1,409,000 and the note payable in the amount of $557,000 to fund the INOVIS acquisition at the prime rate (8%) for the period.


9) Reflects adjustments to record the acquisition of HNV including the purchase price allocation. The purchase price of HNV includes payment in Harbinger common stock in the amount of $668,000 to the non-Harbinger stockholders. The purchase price allocation reflects: (i) a $295,000 increase in goodwill and other intangibles; (ii) a $300,000 increase in the Company's accumulated deficit resulting from a valuation of in-process research and development, which was charged to the consolidated statement of operations on March 31, 1996; (iii) a provision of $250,000 for certain other liabilities; and (iv) the elimination of the Company's equity method investment in HNV and the historical equity accounts of HNV.

10) Reflects the balance sheet of HNV as of December 31, 1995 and the historical operating results for the year ended December 31, 1995.


11) Reflects an increase in amortization expense as a result of the acquisition of HNV. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Software development costs are amortized on a product-by product basis at the greater of the amounts computed using (a) the ratio of current gross revenues for a product or enhancement to the total current and anticipated future gross revenues for that product or enhancement or (b) the straight-line method over the remaining estimated economic life of the product or enhancement, not to exceed five years.